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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                  FORM 8 - K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): October 14, 1999
                              (October 11, 1999)



                          NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



              1-983                                  25-0687210
      (Commission File Number)             (IRS Employer Identification No.)


 4100 Edison Lakes Parkway,  Mishawaka, IN           46545-3440
  (Address of principal executive offices)           (Zip Code)



  Registrant's telephone number, including area code:   219-273-7000

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ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on October 11, 1999 announcing its new National Steel shingles that fight corrosion with Teflon. A copy of this press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



Exhibit 99.1  Press release dated October 11, 1999.



                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    NATIONAL STEEL CORPORATION

Date:  October 14, 1999             By:  /s/ Glenn H. Gage
                                         ------------------
                                             Glenn H. Gage
                                             Senior Vice President and
                                             Chief Financial Officer